                                                                    EXHIBIT 10.3


                               AXIA FINANCE CORP.

                    EMPLOYEE STOCK OWNERSHIP AND 401(K) PLAN

                                TRUST AGREEMENT

                                 To Be Renamed

                               AXIA INCORPORATED

                    EMPLOYEE STOCK OWNERSHIP AND 401(K) PLAN

                                TRUST AGREEMENT
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                               TABLE OF CONTENTS
                                                                  Page

ARTICLE 1.
TITLE AND DEFINITIONS.............................................  2
1.1   TITLE.......................................................  2
1.2   DEFINITIONS.................................................  2
1.3   TRUST FUND..................................................  2
1.4   CONFLICT BETWEEN PLAN AND TRUST.............................  2
1.5   ADMINISTRATOR...............................................  2
1.6   ACTION BY COMPANY OR ADMINISTRATOR..........................  2
1.7   FIDUCIARY RESPONSIBILITY....................................  3

ARTICLE 2.
RESPONSIBILITIES AND POWERS OF THE TRUSTEE........................  4
2.1   BASIC RESPONSIBILITIES OF THE TRUSTEE.......................  4
2.2   INVESTMENT POWERS OF THE TRUSTEE............................  4
2.3   OTHER POWERS OF THE TRUSTEE.................................  5
2.4   PROHIBITED TRANSACTIONS.....................................  8
2.5   INVESTMENT MANAGERS.........................................  8
2.6   VOTING COMPANY STOCK HELD IN THE TRUST FUND.................  8
2.7   PUT OPTION.................................................. 10

ARTICLE 3.
DUTIES OF THE TRUSTEE............................................. 11
3.1   DUTIES OF THE TRUSTEE REGARDING PAYMENTS.................... 11
3.2   ANNUAL REPORT OF THE TRUSTEE................................ 11
3.3   AUDIT....................................................... 12

ARTICLE 4.
MISCELLANEOUS..................................................... 14
4.1   TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES............... 14
4.2   RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE.............. 14
4.3   INDEMNIFICATION............................................. 15
4.4   LIMITATION OF LIABILITY OF TRUSTEE.......................... 15
4.5   MERGER OR CONSOLIDATION INVOLVING CORPORATE TRUSTEE......... 16
4.6   LIMITATION ON PARTICIPANTS' RIGHTS.......................... 17
4.7   NO REVERSION IN COMPANY..................................... 17
4.8   RECEIPT OR RELEASE.......................................... 17
4.9   GOVERNING LAW............................................... 17
4.10  MULTIPLE COUNTERPARTS....................................... 17
4.11  AMENDMENT................................................... 18

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4.12  BOND OF TRUSTEE............................................. 18
4.13  SUCCESSORS AND ASSIGNS...................................... 18
4.14  GENDER DESIGNATION.......................................... 18

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

                               AXIA FINANCE CORP.
                    EMPLOYEE STOCK OWNERSHIP AND 401(K) PLAN
                                TRUST AGREEMENT
                                 To Be Renamed
                               AXIA INCORPORATED
                    EMPLOYEE STOCK OWNERSHIP AND 401(K) PLAN
                                TRUST AGREEMENT


     THIS TRUST AGREEMENT is made and entered into by and between AXIA Finance Corp., a Delaware corporation (the "Company") and First Bankers Trust Company (the "Trustee"), and evidences the terms of a Trust for the benefit of Participants in the AXIA Finance Corp. Employee Stock Ownership and 401(k) Plan.

                              W I T N E S S E T H:

          WHEREAS, effective as of July 21, 1998, the Company intends to maintain the AXIA Finance Corp. Employee Stock Ownership and 401(k) Plan (the "Plan") and a trust (the "Trust") for the purpose of funding the benefits provided for by the Plan;

          WHEREAS, the parties hereto desire to execute a separate trust agreement which sets forth the rights and duties of the Trustee, and the terms and conditions under which the trust is to be established and administered.

          NOW, THEREFORE, it is mutually understood and agreed as follows:

                                   ARTICLE 1.
                             TITLE AND DEFINITIONS

 1.1 TITLE

     This Trust Agreement shall be known as the AXIA Finance Corp. Employee Stock Ownership and 401(k) Plan Trust Agreement; provided however, that subsequent to the Acquisition (as defined in the Plan), this Trust Agreement shall be known as the AXIA Incorporated Employee Stock Ownership and 401(k) Plan Trust Agreement.

 1.2 DEFINITIONS

     All of the terms used herein shall have the same meaning as set forth in
Article 1 of the Plan, to the extent defined therein.

 1.3 TRUST FUND

     The "Trust Fund" as of any date shall mean all property then held by the Trustee under this Trust Agreement, and the "Trust Fund" shall be known as the AXIA Finance Corp. Employee Stock Ownership and 401(k) Trust; provided however, that subsequent to the Acquisition, this "Trust Fund" shall be known as the AXIA Incorporated Employee Stock Ownership and 401(k) Trust.



 1.4 CONFLICT BETWEEN PLAN AND TRUST

     If there is a conflict between the terms of the Plan and this Trust Agreement, the terms of the Trust Agreement shall be controlling with respect to the Trustee's powers, rights, duties, and liabilities.

 1.5 ADMINISTRATOR

     The Plan is administered by a plan administrator (the "Administrator"), appointed by the Company pursuant to the Plan. If no Administrator is appointed by the Company, the Company shall serve as the Administrator. The Secretary of the Company will certify to the Trustee from time to time the person or persons appointed as Administrator. The Trustee may rely on the latest certificate received without further inquiry or verification.

 1.6 ACTION BY COMPANY OR ADMINISTRATOR

     Any action required or permitted to be taken by the Company or the Administrator under the Trust Agreement shall be by resolution by the Board of Directors of the Company, resolution by the Administrator, or shall be by a person or persons authorized by resolution of the Company's Board of Directors or by resolution by the Administrator to take such action.

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

1.7 FIDUCIARY RESPONSIBILITY

     The Company, the Administrator, any Investment Manager appointed pursuant to Section 2.5, and any other fiduciaries with respect to the Plan or Trust shall discharge their duties thereunder solely in the interest of the Participants and Beneficiaries, for the exclusive purpose of providing their benefits and defraying reasonable expenses of the Plan and Trust administration, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims.

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

                                  ARTICLE 2.
                  RESPONSIBILITIES AND POWERS OF THE TRUSTEE

 2.1 BASIC RESPONSIBILITIES OF THE TRUSTEE

     The Trustee, except to the extent that authority has been delegated to an Investment Manager pursuant to Section 2.5, shall have the following categories of responsibilities:

     (a) With respect to Company Stock, the Company Stock Account, or an Exempt Loan, except as directed solely by the Administrator,

          (1) the Trustee shall not sell, acquire or dispose of Company Stock or

          (2)  enter into any Exempt Loan.

  Upon direction of the Administrator, up to one hundred percent (100%) of the Matching Contribution Account and Discretionary Contribution Account (both as defined in the Plan) may be invested in Company Stock.

     (b) With respect to the Other Investments Account and Directed Investment Account, the Trustee shall invest such Participant's Accounts as directed by
  Section 4.13(a) and (b) of the Plan.

     (c) At the direction of the Administrator, the Trustee shall pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries.

     (d) The Trustee shall maintain records of receipts and disbursements of the Trust, and furnish to the Company and/or Administrator for each Plan Year a written annual report according to Section 3.2 of this Trust Agreement.

     (e) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

 2.2 INVESTMENT POWERS OF THE TRUSTEE

     Subject to the limitations set forth in Section 2.1(a) and 2.1(b), except to the extent that authority to direct investments has been delegated to one or more Investment Managers pursuant to Section 2.5 and as further provided in this Trust Agreement, the Trustee shall make investments as set forth below only as directed by the Administrator.

     (a) The Trustee shall invest and reinvest the Trust Fund to keep it invested without distinction between principal and income as directed by the Administrator. Also, the Trustee shall invest the Trust Fund in such securities or property, real or personal, wherever situated, as the Administrator shall direct the Trustee, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The investments shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Administrator shall give due regard to any limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code") or the Employee Retirement Income Security Act of 1974, as amended (the "Act") so that at all times the Plan and this Trust Agreement may be qualified under Sections 401(a) and 501(a) of the Code.

     (b) The Trustee shall from time to time at the direction of the Administrator transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder, including any one or more of the Trustee's funds, all or such part of the Trust Fund as the Administrator may direct, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. To the extent required by Revenue Ruling 81-100, and further to the extent consistent with the Trust Agreement, the instrument creating any such trust fund, is hereby incorporated and made a part of this Trust Agreement. From time to time at the direction of the Administrator, the Trustee shall withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Administrator may direct.

     (c) The Trustee, at the direction of the Administrator, shall employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical, and record-keeping nature.

     (d) In the event the Trustee invests any part of the Trust Fund, pursuant to the directions of the Administrator in any shares of stock issued by the Company, and the Administrator thereafter directs the Trustee to dispose of such investment, or any part thereof, under circumstances that, in the opinion of counsel for the Trustee, require registration of the securities under the Securities Act of 1933 and/or qualification of the securities under the Blue Sky laws of any state or states, then the Company at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

 2.3 OTHER POWERS OF THE TRUSTEE

     Subject to the other provisions of this Agreement, the Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, except to the extent that authority to direct investments has been delegated to one or more Investment Managers pursuant to Section 2.5, to be exercised only as directed by the Administrator:

     (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

     (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

     (c) Except as provided in Section 2.6, to vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

     (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

     (e) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

     (f) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

     (g) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     (h) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Company;

     (i) To invest the Trust Funds in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

     (j) To invest in Treasury Bills and other forms of United States government obligations;

     (k) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

     (l) To consent to or otherwise participate in reorganizations, recapitalizations, consolidations, mergers, and similar transactions with respect to other securities held in the Trust Fund other than qualifying employer securities and to pay any assessments or charges in connection therewith;

     (m) To pool all or any of the Trust Fund with assets belonging to any other qualified employee pension benefit trust created by the Company or an affiliated company of the Company, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

     (n) To invest and reinvest the Trust Fund in any kind of real or personal property including, but not limited to, securities of any open-end or closed-end management type investment company or investment trust registered under the Federal Investment Company Act of 1940 which would be regarded by prudent businessmen as a safe investment. The fact that the Trustee or any affiliate of the Trustee is providing services to and receiving remuneration from the foregoing investment company or trust as investment advisor, custodian, transfer agent, registrar, or otherwise, shall not preclude the Trustee from investing in the securities of such investment company or investment trust, so long as the other conditions of the exemption contained in Prohibited Transaction Class Exemption 77-4 are met; and

     (o) To exercise all the rights, powers, options, and privileges now or hereinafter granted to the Trustee under the laws of the State of Texas, except such as conflict with the terms of this Trust Agreement or the Act.
  The Trustee shall have, hold, manage, control, use, invest and reinvest, disburse, and dispose of the Trust Fund as if the Trustee were the owner thereof in fee simple instead of in trust, subject only to such limitations as are contained herein, or such of the laws of the State of Texas as cannot be waived, and always as subject to the Act.

     In particular, but not in limitation thereof, the Trustee shall have no authority, discretion or control with respect to the acquisition, holding and/or disposition of Company Stock or any other asset of the Plan or the entering into an Exempt Loan or the terms thereof or the application of payments made thereunder, but shall have the power to acquire, hold or dispose of Company Stock and any other asset of the Plan or enter into an Exempt Loan or transact such related matters only upon the express direction of the Administrator. Any direction of the Administrator may be of a continuing nature or otherwise, and may be revoked in writing by the Committee at any time.

Neither the Trustee or any other persons shall be under any duty to question any such direction of the Administrator and the Trustee shall as promptly as possible comply with any directions given by the Administrator hereunder. The Trustee shall not be responsible for any loss which may result from the failure or refusal of the Administrator to give any such required approval.

 2.4 PROHIBITED TRANSACTIONS

     Notwithstanding anything in Section 2.3 to the contrary, unless (i) as directed by the Administrator, or (ii) as directed by the Investment Manager, or
(iii) prior approval is obtained from the Secretary of Labor, the Trustee shall not engage in any transaction prohibited by Section 406 of the Act, or which is subject to tax under Section 4975 of the Code.

 2.5 INVESTMENT MANAGERS

     The Company and/or Administrator may appoint one or more Investment Managers to direct the investments to be made by the Trustee with any part or all of the assets of the Trust Fund. Except as otherwise provided by law, the Trustee shall have no obligation for investment of any assets of the Trust Fund which are subject to investment directions from any Investment Manager. Appointment of any Investment Manager shall be made by written notice to the Investment Manager and the Trustee, which notice shall specify those powers, rights and duties of the Trustee under this Trust Agreement that are delegated to the Investment Manager and that portion of the assets of the Trust Fund subject to investment direction. An Investment Manager so appointed pursuant to this Section shall be either a registered investment adviser under the Investment Advisers Act of 1940, a bank, as defined in said Act, or an insurance company qualified to manage, acquire and dispose of the Trust Fund under the laws of more than one state of the United States. Any such Investment Manager shall acknowledge to the Trustee in writing that it has accepted such appointment and that it is a fiduciary with respect to the Plan and this Trust Agreement. The Trustee shall follow the directions of an Investment Manager regarding the investment, sale and reinvestment of any portion of the Trust Fund as shall be subject to investment direction by an Investment Manager under the provisions of this Section 2.5. The Trustee shall be under no duty or obligation to review any investment decision pursuant to the direction of an Investment Manager under this Section 2.5, nor shall the Trustee make any recommendation with respect to the disposition or continued retention of any such investment. In connection with the investment of the Trust Fund, the Trustee shall have no responsibility or liability for the acts of any Investment Manager or for acting without question on the direction of, or failing to act in the absence of any direction from such Investment Manager. An Investment Manager may resign at any time upon written notice to the Company and/or Plan Administrator and the Trustee. The Company and/or Plan Administrator may remove an Investment Manager at any time by written notice to the Investment Manager.

 2.6 VOTING COMPANY STOCK HELD IN THE TRUST FUND

     The Trustee shall vote all Company Stock held by it as part of the Plan assets at such time and in such manner as the Administrator shall direct. Provided, however, that if any agreement entered into by the Trustee, upon the direction of the Administrator, provides for voting of any shares of Company Stock pledged as security for any obligation of the Plan, then such shares of Company Stock shall be voted in accordance with such agreement. If the Administrator fails or refuses to give the Trustee timely instructions as to how to vote any Company Stock held by the Trustee and which the Administrator otherwise has the right to vote, the Trustee shall not vote such Company Stock and shall consider the Administrator's failure or refusal to give timely instructions as an exercise of the Administrator's rights and a directive to the Trustee not to vote said Company Stock. The Trustee shall not vote Company Stock when a Participant or Beneficiary, pursuant to this Section, fails to exercise a right to vote Company Stock.

     Notwithstanding the foregoing, if the Company has a registration-type class of securities, each Participant or Beneficiary shall be entitled, in lieu of the Administrator, to direct the Trustee as to the manner in which the Company Stock allocated to the Company Stock Account of such Participant or Beneficiary is to be voted. If the Company does not have a registration-type class of securities, each Participant or Beneficiary in the Plan shall be entitled, in lieu of the Administrator, to direct the Trustee as to the manner in which voting rights on shares of Company Stock which are allocated to the Company Stock Account of such Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as prescribed in Regulations. For purposes of this Section the term "registration-type class of securities" means (A) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934; and (B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such Section 12.

     The Trustee shall notify each Participant or Beneficiary of each tender or exchange offer and utilize its best efforts to distribute or cause to be distributed to such Participant or Beneficiary in a timely manner all information received by the Trustee as a record holder of shares of Company Stock in connection with any such tender or exchange offer. Each Participant or Beneficiary shall have the right from time to time with respect to the shares of Company stock allocated to his account, to instruct the Trustee in writing as to the manner in which to respond to any tender or exchange offer which shall be pending or which may be made in the future for all shares of Company Stock or any portion thereof. A Participant's or Beneficiary's instructions shall remain in force until superseded in writing by the Participant or Beneficiary. The Trustee shall tender or exchange such shares of Company Stock as and to the extent so instructed. Unless and until shares of Company Stock are tendered or exchanged, the individual instructions received by the Trustee from Participant or Beneficiaries shall be held in strict confidence by the Trustee and shall not be divulged or released to any person, including, but not limited to officers or Employees of the Company, or of any other Participating Employer; provided, however, that the Trustee shall advise the Company, at any time upon request, of the total number of shares not subject to instructions to tender or exchange. The Trustee shall not make recommendations to Participants or Beneficiaries on whether to instruct the Trustee to tender or exchange.

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

     The Trustee shall not vote, sell, convey or transfer any allocated shares of Company Stock for which no directions are timely received from Participants or Beneficiaries pursuant to the immediately preceding paragraph, and shares of Company Stock held by the Trustee which are not allocated to Participants' Company Stock Accounts shall be voted by the Trustee only in the manner directed by the Administrator.

     Notwithstanding any other provision of this Section to the contrary, the Trustee may vote the shares of Company Stock held by the Trust as it determines necessary to fulfill its fiduciary duties.

 2.7 PUT OPTION

     If the distribution of a Participant's Company Stock Account is to be made in cash, or a distribution pursuant to Section 4.13(c) of the Plan or the Trustee expects to incur substantial Trust expenses which will not be paid directly by the Company, and the Trustee determines that the Trust has insufficient cash to make anticipated distributions or pay Trust expenses, the Trust shall have a "put option" on Company Stock it holds to the Company for the purposes of making such anticipated distributions and paying such expenses.

                                  ARTICLE 3.
                             DUTIES OF THE TRUSTEE

 3.1 DUTIES OF THE TRUSTEE REGARDING PAYMENTS

     (a) The Trustee shall make distributions from the Trust Fund at such times and in such numbers of shares or other units of Company Stock and amounts of cash to or for the benefit of the person entitled thereto under the Plan as the Administrator directs in writing. Any undistributed part of a Participant's interest in his accounts shall be retained in the Trust Fund until the Administrator directs its distribution. Where distribution is directed in Company Stock, the Trustee shall cause an appropriate certificate to be issued to the person entitled thereto and mailed to the address furnished by the Administrator. Any portion of a Participant's account under the Plan to be distributed in cash shall be paid by the Trustee mailing a check to the designated person at his or her latest known address. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute has been resolved.

     (b) As directed by the Administrator, the Trustee shall make payments out of the Trust Fund. Such directions or instructions need not specify the purpose of the payments so directed and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments except as mandated by the Act.

     (c) In the event that any distribution or payment directed by the Administrator shall be mailed by the Trustee to the person specified in such direction at the latest address of such person filed with the Administrator, and shall be returned to the Trustee because such person cannot be located at such address, the Trustee shall promptly notify the Administrator of such return. Upon the expiration of sixty (60) days after such notification, such direction shall become void and unless and until a further direction by the Administrator is received by the Trustee with respect to such distribution or payment, the Trustee shall thereafter con tinue to administer the Trust Fund as if such direction had not been made by the Administrator. The Trustee shall not be obligated to search for or ascertain the whereabouts of any such person.

 3.2 ANNUAL REPORT OF THE TRUSTEE

     Within sixty (60) days after the later of the Anniversary Date or receipt of the Company's final contribution for each Plan Year, the Trustee shall furnish to the Company and/or Administrator a written statement of account with respect to the Plan Year setting forth:

     (a) the net income, or loss, of the Trust Fund;

     (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

     (c) the increase, or decrease, in the value of the Trust Fund, other than Company Stock;

     (d) all payments and distributions made from the Trust Fund; and

     (e) such further information as the Trustee and/or Administrator deems appropriate.

 3.3 AUDIT

     (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee on behalf of all Participants to engage an independent qualified public accountant selected by the Administrator for that purpose. After an audit of the books and records of the Trust Fund in accordance with generally accepted auditing standards, such accountant shall, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether each of the following statements, schedules or lists, or any others that are required by
  Section 103 of the Act or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly and in conformity with generally accepted accounting principles applied consistently:

            (1) statement of the assets and liabilities of the Trust Fund;

            (2) statement of changes in net assets available to the Trust Fund;

            (3) statement of receipts and disbursements, a schedule of all assets held for investment purposes, a schedule of all loans or fixed income obligations in default at the close of the Plan Year;

            (4) a list of all leases in default or uncollectible during the Plan Year;

            (5) the most recent annual statement of assets and liabilities of any bank common or collective trust fund in which the Trust Fund is invested or such infor mation regarding separate accounts or trusts with a bank or insurance company as the Trustee and/or Administrator deem necessary; and

            (6) a schedule of each transaction or series of transactions involving an amount in excess of five percent (5%) of the Trust Fund as specified in appropriate governmental regulations.

     All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

     (b) If some or all of the information necessary to enable the Administrator to comply with Section 103 of the Act is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in
  Section 103(b) of the Act within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

                                  ARTICLE 4.
                                 MISCELLANEOUS

 4.1 TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

     The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Company and/or Administrator and the Trustee. An individual serving as Trustee who already receives full-time pay from the Company shall not receive compensation under this Trust Agreement. In addition, the Trustee shall be reimbursed for any reasonable expenses, including, but not limited to reasonable counsel, accounting, actuarial, and consulting fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Company. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund. It is understood by the parties hereto that the Company shall pay for the Trustee's compensation and expenses hereunder.

 4.2 RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE


     (a) The Trustee may resign at any time by delivering to the Company, at least thirty (30) days before its effective date, a written notice of his resignation.

     (b) The Company may remove the Trustee by mailing written notice of its removal by registered or certified mail, addressed to such Trustee at the Trustee's last known address, at least thirty (30) days before the notice's effective date.

     (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Company, and such successor, upon accepting such appointment in writing and delivering same to the Company, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if it were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan. In the event that no successor Trustee is appointed, the Trustee (i) may apply to a court of competent jurisdiction for the appointment of a successor Trustee or for instructions, or (ii) the individual members of the Board of Directors of the Company shall act as successor Trustee. Any expenses incurred by the Trustee in connection with the said application shall be paid from the Trust Fund as an expense of administration.

     (d) The Company may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Company and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of its predecessor with the like effect as if such person or entity were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

     (e) Whenever any Trustee hereunder ceases to serve as such, it shall furnish to the Company and Administrator a written statement of account with respect to the portion of the Plan Year during which such person or entity served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 3.2 of this Trust Agreement or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Company no later than the due date of the annual statement of account for the Plan Year.

     (f) Upon settlement of the Trustee's account, the Trustee shall transfer to the successor Trustee the Trust as it is then constituted and true copies of its records relating to the Trust Fund. Upon the completion of this transfer, the Trustee's responsibilities under the Trust Agreement shall cease and the Trustee shall be discharged from further accountability for all matters embraced in its settlement; provided, however, that the Trustee executes and delivers all documents and written instruments that are necessary to transfer and convey the right, title and interest in the Trust Fund, and all rights and privileges with respect to the Trust Fund, to the successor Trustee.

 4.3 INDEMNIFICATION

     From time to time, the Company shall certify to the Trustee the names of the persons authorized to act on behalf of the Administrator. All directions to the Trustee by the Administrator shall be in writing, properly certified by a designated representative thereof. To the maximum extent permitted by law, the Trustee shall not be liable and the Company shall indemnify the Trustee and agree to hold the Trustee harmless from all liabilities and claims (including reasonable attorney's fees and expenses in defending against such liabilities and claims) against the Trustee arising from (i) any actions or omissions taken by the Trustee pursuant to the written instructions of the Administrator or (ii) any actions or omissions taken by the Trustee in the absence of such written instructions where specifically permitted by the terms of this Plan, unless such liability or expense results from negligence, reckless, or willful acts of commission or omission by the Trustee. The foregoing indemnification shall also apply to liabilities and claims against the Trustee arising from any breach of fiduciary responsibility by a fiduciary with respect to the Plan, unless the Trustee is determined to be a co-fiduciary to the Plan under the Act and (i) participates knowingly in or knowingly undertakes to conceal such breach, (ii) has enabled such fiduciary to commit such breach by the Trustee's failure to discharge its fiduciary duties or (iii) has actual knowledge of such breach and fails to take reasonable action to remedy such breach. The Trustee shall be entitled to collect on the Company's indemnity under this Section only from the Company and shall not be entitled to payment directly or indirectly from the Trust Fund. The Trustee and the Company may execute a letter agreement further delineating the indemnification agreement of this Section 4.3 provided the agreement is consistent with and does not violate ERISA.

 4.4 LIMITATION OF LIABILITY OF TRUSTEE


     (a) If the Trustee makes a written request for directions from the Administrator, concerning a matter for which the Administrator is responsible in accordance with the terms of the Plan, the Trustee shall await such directions without incurring liability. The Trustee has no authority to act in the absence of such requested directions.

     (b) The Trustee shall not be liable to any person for making any distribution, failing to make any distribution, or discontinuing any distribution on the direction of the Administrator, or for failing to make any distribution by reason of the Administrator's failure to direct that such distribution be made, concerning a matter for which the Administrator is responsible in accordance with the terms of the Plan. The Trustee has no duty to inquire whether any direction or absence of direction is in conformity with the provisions of the Plan. The Trustee has no duty to enforce or collect Company contributions.

     (c) The Trustee is not responsible for determining the adequacy of the Trust Fund to meet liabilities under the Plan, and is not liable for any obligations of the Plan or the Trust Fund in excess of the assets of the Trust Fund.

     (d) The Trustee shall not be liable for the acts or omissions of any fiduciary or other person with respect to the Plan or the Trust Fund except to the extent required under Section 405(a) of the Act, if applicable.

     (e) The Trustee is not responsible for any matter affecting the administration of the Plan by the Company, the Administrator, or any other person or persons to whom responsibility for administration of the Plan is delegated pursuant to the terms of the Plan.

     (f) The Trustee may seek judicial protection by any action or proceeding it deems necessary to settle the account of the Trustee, or a judicial determination or a declaratory judgment as to a question of construction of the Trust, or instruction as to action under this Trust Agreement, provided the Trustee has first satisfied the procedures set forth in Section 4.4(a). The Trustee need join only the Plan Administrator and the Company as party's defendant although the Trustee may join other parties.

     (g) The Trustee shall be fully protected, to the maximum extent provided by law, in relying upon and following all directives and instructions from the Company, Administrator, Participants and Beneficiaries, including, without limitation, such directives and instructions with respect to the making of Exempt Loans, the acquisition, holding and disposition of Company Stock and the voting of the same.

 4.5 MERGER OR CONSOLIDATION INVOLVING CORPORATE TRUSTEE


     Any corporation or association into which a corporation or association acting as Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which such Trustee may be a party, shall be the successor of the Trustee hereunder without the necessity of any appointment or other action, provided it does not resign and is not removed.

 4.6 LIMITATION ON PARTICIPANTS' RIGHTS

     Participation in this Trust Fund shall not give any employee of the Company the right to be retained in the Company's employ or any right to an interest in this Trust Fund other than as herein provided. All benefits payable hereunder shall be provided solely from the Trust Fund.

 4.7 NO REVERSION IN COMPANY

     The Company shall have no right, title or interest in the Trust Fund, nor shall any part of the Trust Fund revert to the Company, directly or indirectly, unless:

     (a) A contribution is made by the Company by mistake of fact and such contribution is returned to the Company within one year after payment to the Trustee; or

     (b) A contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the Company within one year after the disallowance of the deduction.

     The amount of any contribution that may be returned to the Company pursuant to subparagraph (a) or (b) above must be reduced by any losses of the Trust Fund allocable thereto.

 4.8 RECEIPT OR RELEASE

     Any payment to any Participant or his Beneficiary in accordance with the provisions of this Trust Agreement shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the Administrator and the Company, and the Administrator may require such Participant or Beneficiary to execute a receipt and release to such effect as a condition precedent to such payment.

 4.9 GOVERNING LAW

     This Trust Agreement shall be construed, administered and governed in all respects under applicable federal law and to the extent that federal law is inapplicable, under the laws of the State of Texas; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Trust Fund being a qualified trust within the meaning of Sections 401(a) and 501(a) of the Code. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

 4.10 MULTIPLE COUNTERPARTS

     This Trust Agreement may have been executed in multiple counterparts, each of which shall be deemed an original. Said counterparts shall constitute the same instruments, which may be sufficiently evidenced by any one counterpart.

 4.11 AMENDMENT

     This Trust Agreement may be amended from time to time by the Company, except as follows:

     (a) The duties and liabilities of the Trustee cannot be changed without the Trustee's consent; and

     (b) Except as provided in Section 4.7, under no condition shall an amendment result in the return or repayment to the Company of any part of the Trust Fund or the income from it or result in the distribution of the Trust Fund for the benefit of anyone other than persons entitled to benefits under the Plan.

 4.12  BOND OF TRUSTEE

     The Trustee shall not be required to give any bond or other security for faithful performance of its services and duties, or for any other purpose except as may be required by the Act.

 4.13  SUCCESSORS AND ASSIGNS

     This Trust Agreement shall inure to the benefit of, and be binding upon, the parties hereto, and their successors and assigns.

 4.14  GENDER DESIGNATION

     As used in this Trust Agreement, the masculine gender shall include the feminine and neuter genders.

     IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement the 21st day of July, 1998, effective as of July 21, 1998.

                         AXIA FINANCE CORP.



                         By:/s/ John D. Hawkins
                           --------------------------------

                         Name: John D. Hawkins
                              -----------------------------

                         Title: Vice President
                               ----------------------------


                         FIRST BANKERS TRUST COMPANY



                         By:/s/ Norman T. Rosson
                            --------------------------------

                         Name: Norman T. Rosson
                              ------------------------------

                         Title:  Senior Vice President
                               -----------------------------



                             EXECUTION PAGE TO THE
                               AXIA FINANCE CORP.
                          EMPLOYEE STOCK OWNERSHIP AND
                          401(K) PLAN TRUST AGREEMENT